EXHIBIT 10.57

SIXTH AMENDMENT TO PURCHASE AND SALE

AGREEMENT WITH JOINT ESCROW INSTRUCTIONS

This SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT WITH JOINT ESCROW INSTRUCTIONS (the “Amendment”) is made as of December 19, 2003 by and between UNIFIED WESTERN GROCERS, INC., a California corporation (the “Seller”), and AH INVESTORS, LLC, a California limited liability company (the “Buyer”), who agree as follows:

1. Recitals. This Amendment is made with reference to the following facts and circumstances:

(A) The Seller and The Alamo Group, Inc. (“Alamo”) were parties to a Purchase and Sale Agreement With Joint Escrow Instructions made as of June 19, 2003, as modified by an Addendum to Purchase and Sale Agreement With Joint Escrow Instructions (the “Addendum”) made as of June 25, 2003, a First Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of July 31, 2003, a Second Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of August 15, 2003, a Third Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of August 22, 2003, a Fourth Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of August 27, 2003, and a Fifth Amendment to Purchase and Sale Agreement With Joint Escrow Instructions made as of November 18, 2003 (collectively, the “Agreement”). By assignment from Alamo, the Buyer has accepted and assumed all of Alamo’s right, title, interest and obligations under the Agreement.

(B) The Seller and the Buyer desire to amend the Agreement as set forth in this Amendment.

2. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings given to them in the Agreement.

3. Amendment. Exhibit C (Price Allocations) to the Agreement is amended in its entirety to read as set forth in attached Exhibit “1”, which is incorporated herein by this reference.

4. Agreement Remains in Effect. Except as amended by this Amendment, the Agreement remains unmodified and in full force and effect.

The parties have caused this Amendment to be duly executed by their respective duly authorized officers or agents as of the date first set forth above.

UNIFIED WESTERN GROCERS, INC., a California corporation		AH INVESTORS, LLC, a California limited liability company

By:	/s/ Robert M. Ling, Jr. Robert M. Ling, Jr., Executive Vice President and Corporate Secretary	By:	Alamo Group VIII, LLC, a Delaware limited liability company

		By:	/s/ Donald F. Gaube
Donald F. Gaube, Managing Member (Print Name & Title)

EXHIBIT “1”

EXHIBIT C

Price Allocations

Locations		Price*
1.	Cottage Grove, OR	$
2.	Milton-Freewater, OR		$100,000
3.	Moraga, CA		$0
4.	Oroville, CA	$
5.	Red Bluff, CA	$
6.	Sacramento (Auburn), CA		$650,000
7.	Salem, OR	$
8.	Union City, CA	$
9.	Upland, CA	$
10.	Yuba City, CA	$

*	Except where specified, price allocations will be mutually agreed upon by the parties in good faith.